SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 30, 2002
Date of Report

PROBUSINESS SERVICES, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22227 (Commission File Number)	94-2976066 (I.R.S. Employer Identification Number)

4125 Hopyard Road
Pleasanton, CA 94588
(Address of principal executive offices)

(925) 737-3500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

         On October 30, 2002, ProBusiness Services, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors approved a stock repurchase program. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is being filed herewith.

99.1	Press Release of the Company dated October 30, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2002	PROBUSINESS SERVICES, INC.

	By:	/s/ Thomas H. Sinton

Thomas H. Sinton Chairman of the Board, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of the Company dated October 30, 2002.